Exhibit 10.8

***Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type the registrant treats as private or confidential. Such omitted information is indicated by brackets (“[***]”) in this exhibit.***

AMENDMENT NO. 3 to

SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDMENT No. 3 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of August 3, 2023 (the “Effective Date”), by and among FISCALNOTE, INC., a Delaware corporation (“Borrower Representative”), each of the undersigned Persons that are party to the Credit Agreement (as defined below) as borrowers or guarantors (together with Borrower Representative and each other Person from time to time party to the Credit Agreement as borrower or guarantor, collectively “Loan Parties”, and each, a “Loan Party”), each of the undersigned Lenders, constituting all of the Lenders as of the Effective Date, and RUNWAY GROWTH FINANCE CORP. (formerly known as Runway Growth Credit Fund Inc.), as administrative agent and collateral agent for Lenders (in such capacity, “Agent”), and amends the terms of that certain Second Amended and Restated Credit and Guaranty Agreement dated as of July 29, 2022, by and among Borrower Representative, the other Borrowers and Guarantors party thereto, Lenders, and Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The parties hereby agree as follows:

1.
Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
2.
Amendments to the Credit Agreement.
2.1
Section 2.4(d) of the Credit Agreement is hereby amended and restated to read as follows:

(d) Original Final Payment. To RGFC, the Original Final Payment on the earlier to occur of (i) a prepayment pursuant to Section 2.2(c) or (d), or (ii) July 29, 2024.

2.2
The following defined terms in Exhibit A to the Credit Agreement are each hereby amended and restated to read as follows:

“Restatement Date Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to 5.75% multiplied by the sum of the aggregate original principal amount of the Restatement Date Incremental Term Loans and of the Incremental Term Loans made hereunder from time to time.

“Original Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to $2,034,591.79.

2.3
Schedule 6.10(B) to the Credit Agreement is hereby amended and restated as set forth in Schedule 6.10(B) attached hereto.
2.4
Schedule 6.10(C) to the Credit Agreement is hereby amended and restated as set forth in Schedule 6.10(C) attached hereto.
3.
Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each Lender that:
(a)
that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Loan Party as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty);
(b)
each Loan Party has the power and is duly authorized to enter into, deliver and perform this Amendment and the Credit Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally; and
(c)
after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.
Conditions to Effectiveness. This Amendment shall become effective upon receipt by Agent of each of the following:
(i)
this Amendment, duly executed by the Loan Parties and the Lenders; and
(ii)
payment of an amendment fee of $390,000, payable to each Lender, in accordance with such Lender’s Pro Rata Share of the Term Loans, together with such Lender’s Lender Expenses due through, and required to be paid on, the Effective Date pursuant to the terms of the Credit Agreement.
5.
Reaffirmation. Except as specifically amended pursuant to the terms hereof or to the extent amended and restated on the Effective Date, each Loan Party hereby acknowledges and agrees that: (i) the Credit Agreement and all other Loan Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Loan Party; (ii) this Amendment shall not in any way release or impair the rights, duties, Obligations, Liens or security interests created pursuant to the Credit Agreement and the other Loan Documents or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Effective Date, and all of such rights, duties, Obligations and Liens are, ratified and affirmed by such Loan Party; (iii) this Amendment shall not constitute a substitution or novation of such Loan Party’s Obligations or any of the other rights, duties and obligations of the parties under the Credit Agreement and the other Loan Documents; and (iv) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or the other Loan Documents, nor constitute a waiver of any covenant, agreement or obligation under the Credit Agreement or the other Loan Documents, except to the extent that any such covenant, agreement or obligation is modified or waived hereby.
6.
Release.
(a)
In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party by its execution of this Amendment, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and permitted assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.
(b)
Each Loan Party by its execution of this Amendment understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

2

(c)
Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
7.
Miscellaneous.
(a)
Effect of this Amendment. On and after the date hereof, (i) this Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents and (ii) each reference in the Credit Agreement, Security Agreement or Intercompany Agreement, as applicable, to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, Security Agreement or Intercompany Agreement, as applicable, as amended and/or supplemented by this Amendment.
(b)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11 (Choice of Law, Venue and Jury Trial Waiver), Section 12.3 (Indemnification), Section 12.9 (Counterparts), and Section 12.6 (Severability) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, mutatis mutandis.
(c)
Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(d)
Entire Agreement. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(e)
Successors/Assigns. This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and permitted assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Loan Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

3

[SIGNATURE PAGE TO amendment no. 3 TO SECOND AMENDED AND RESTATED credit AND guaranty AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

lenders:
RUNWAY GROWTH FINANCE CORP.
By: /s/ Thomas B. Raterman Name: Thomas B. Raterman Title: Chief Financial Officer and Chief Operating Officer
ORIX GROWTH CAPITAL, LLC
By: /s/ Jeffrey Bede Name: Jeffrey Bede Title: Head of ORIX Growth Capital

CLOVER OROCHI LLC

By: CLOVER PRIVATE CREDIT OPPORTUNITIES ORIGINATION II LP and CLOVER PRIVATE CREDIT OPPORTUNITIES ORIGINATION (LEVERED) II LP, its sole members

By: UBS O’CONNOR LLC, its investment manager

By: /s/ Rodrigo Trelles Name: Rodrigo Trelles Title: Managing Director By: /s/ Baxter Wasson Name: Baxter Wasson Title: Managing Director
ACM ASOF VIII SAAS FINCO LLC
By: /s/ Joshua Ufberg Name: Joshua Ufberg Title: Authorized Signatory

[SIGNATURE PAGE TO amendment no. 3 TO SECOND AMENDED AND RESTATED credit AND guaranty AGREEMENT]

borrowers:
FISCALNOTE, INC. By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
CQ-Roll Call, Inc.
By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
CAPITOL ADVANTAGE LLC By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
VoterVoice, L.L.C. By: FiscalNote, Inc., its sole manager By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
SANDHILL STRATEGY LLC By: /s/ Jon Slabaugh Name: Jon Slabaugh Title: Manager

[SIGNATURE PAGE TO amendment no. 3 TO SECOND AMENDED AND RESTATED credit AND guaranty AGREEMENT]

Guarantors:
FISCALNOTE HOLDINGS, INC. By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
FISCALNOTE INTERMEDIATE HOLDCO, INC. (F/K/A FiscalNote Holdings, Inc.) By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
FISCALNOTE HOLDINGS II, INC. By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
FIRESIDE 21, LLC By: /s/ Timothy Hwang Name: Timothy Hwang Title: President
FACTSQUARED, LLC By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
THE OXFORD ANALYTICA INTERNATIONAL GROUP, LLC By: /s/ Timothy Hwang Name: Timothy Hwang Title: President
OXFORD ANALYTICA INC. By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
FISCALNOTE BOARDS LLC By: FiscalNote, Inc., its sole manager By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President

PREDATA, INC. By: /s/ Joshua Haecker Name: Joshua Haecker Title: Chief Executive Officer
CURATE SOLUTIONS, INC. By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
FORGE.AI, INC. By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
FRONTIER STRATEGY GROUP LLC By: /s/ Timothy Hwang Name: Timothy Hwang Title: Chief Executive Officer and President
OXFORD ANALYTICA LIMITED By: /s/ Timothy Hwang Name: Timothy Hwang Title: Director
DRAGONFLY EYE LIMITED By: /s/ Timothy Hwang Name: Timothy Hwang Title: Director

Schedule 6.10(b)

MINIMUM ADJUSTED EBITDA – COVENANT LEVELS

[***]

Schedule 6.10(C)

MINIMUM ARR – COVENANT LEVELS

[***]